United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 13, 2016

Date of Report (Date of earliest event reported)

M I Acquisitions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37872	47-4257046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Magna Management LLC 40 Wall Street, 58th Floor New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (347) 491-4240

N/A

___________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

On September 13, 2016, the registration statement (File No. 333-212675) (the “Registration Statement”) relating to the initial public offering (“IPO”) of M I Acquisitions, Inc. (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement, dated September 13, 2016, by and between the Company and Chardan Capital Markets, LLC (“Chardan”), as representative of the underwriters;
•	An Investment Management Trust Agreement, dated September 13, 2016, by and between the Company and American Stock Transfer & Trust Company, LLC;
•	A Warrant Agreement, dated September 13, 2016, by and between the Company and American Stock Transfer & Trust Company, LLC;
•	A Registration Rights Agreement, dated September 13, 2016, by and between the Company and the initial stockholders of the Company;
•	A Stock Escrow Agreement dated September 13, 2016 among the Company, American Stock Transfer & Trust Company, LLC, and the initial stockholders of the Company;
•	Letter Agreements, dated September 13, 2016, by and between the Company, and each of the initial shareholders, officers and directors of the Company; and
•	An Administrative Services Agreement, dated September 13, 2016, by and between the Company and Magna Management LLC.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On September 13, 2016, the Company filed its Amended and Restated Articles of Incorporation with the State of Delaware. The terms of the Amended and Restated Articles of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Articles of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01. Other Events.

A Copy of the press release issued by the Company announcing the pricing of the IPO is included as Exhibits 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 13, 2016, by and between the Registrant and Chardan Capital Markets, LLC

3.1	Amended and Restated Articles of Incorporation

4.1	Warrant Agreement, dated September 13, 2016, by and between American Stock Transfer & Trust Company, LLC and the Registrant

10.1	Investment Management Trust Account Agreement, dated September 13, 2016, by and between American Stock Transfer & Trust Company, LLC and the Registrant

10.2	Registration Rights Agreement, dated September 13, 2016, by and among the Registrant and the initial stockholders

10.3	Stock Escrow Agreement dated September 13, 2016 among the Registrant, American Stock Transfer & Trust Company, LLC, and the initial stockholders

10.4	Form of Letter Agreement by and between the Registrant, the initial shareholders and the officers and directors of the Company (incorporated by reference to Exhibit 10.2 to the Registration Statement on Form S-1 filed with the Securities & Exchange Commission on September 9, 2016)

10.5	Administrative Services Agreement dated September 13, 2016 by and between the Registrant and Magna Management LLC

99.1	Press Release dated September 13, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated September 16, 2016

M I ACQUISITIONS, INC.

By:	/s/ Marc Manuel
Name: Marc Manuel
Title: Chief Financial Officer